UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 30, 2004

                WINTHROP GROWTH INVESTORS I LIMITED PARTNERSHIP
            (Exact name of Registrant as specified in its charter)


            Massachusetts             2-84760                 04-2839837
      (State or other jurisdiction  (Commission            (I.R.S. Employer
           of incorporation         File Number)        Identification Number)

                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01   Changes in Control of Registrant.

As a result of two transactions described below, AIMCO/Winthrop Growth Investors 1 GP, LLC, a Delaware limited liability company ("AIMCO/Winthrop Growth Investors 1") and a wholly-owned subsidiary of AIMCO Properties, L.P., a Delaware limited partnership ("AIMCO Properties"), became the sole general partner of Winthrop Growth Investors I Limited Partnership (the "Partnership").

On September 30, 2004, AIMCO/Winthrop Growth Investors 1 entered into a purchase agreement (the "Purchase Agreement") with Linnaeus-Lexington Associates Limited Partnership ("Linnaeus") to purchase from Linneaus its 3.75% general partnership interest in the Partnership. The purchase of the 3.75% general partnership interest was made by AIMCO/Winthrop Growth Investors 1 in exchange for a cash payment of $1,022,000.

On  December  11,  2003,  AIMCO   Properties   entered  into  a  Redemption  and
Contribution Agreement (the "Redemption Agreement") with First Winthrop Corporation, a Delaware corporation ("FWC") and the sole shareholder of Two Winthrop Properties Inc. Two Winthrop Properties Inc. ("Two Winthrop") was the previous managing general partner of the Partnership and had a 6.25% managing general partnership interest in the Partnership. Pursuant to this Redemption Agreement, on September 30, 2004, AIMCO Properties, through AIMCO/Winthrop Growth Investors 1, acquired this managing general partnership interest in the Partnership in exchange for an allocated price of $1,000 paid in units of limited partnership interests in AIMCO Properties.

Prior to the transfer of the 6.25% managing general partnership interest to AIMCO/Winthrop Growth Investors 1, AIMCO/NHP Properties, Inc. ("AIMCO/NHP"), also an affiliate of AIMCO Properties, held 100% of the voting rights with respect to the Class B stock of FWC, which provided AIMCO/NHP with the right to elect one director to the board of directors of Two Winthrop. That one director had the power to appoint the sole member of the Residential Committee of Two Winthrop's board of directors. The Residential Committee was vested with the authority to elect certain officers, and subject to certain limitations, the Residential Committee and its appointed officers had the right to cause the managing general partner of the Partnership to take such actions as it deemed necessary and advisable in connection with the activities of the Partnership.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Partnership's agreement of limited partnership was amended to reflect the transactions described under Item 5.01 above by deleting all references to Two Winthrop as the managing general partner of the Partnership and Linnaeus as the general partner of the partnership and replacing them with references to AIMCO/Winthrop Growth Investors 1 as both the managing general partner and general partner of the partnership.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

        The following exhibits are filed with this report:


3.4         Amendment   to   Amended   and   Restated   Agreement   of  Limited
            Partnership, dated September 30, 2004.

3.5 Certificate of Amendment to the Second Amended and Restated Certificate of Limited Partnership of Winthrop Growth Investors 1 Limited Partnership.

10.22 Purchase Agreement between Linnaeus-Lexington Associates Limited Partnership and AIMCO/Winthrop Growth Investors 1 GP, LLC, dated September 30, 2004.

10.23 Assignment and Assumption of General Partner Interest in Winthrop Growth Investors 1 Limited Partnership, dated September 30, 2004.

10.24 Assignment and Assumption of General Partner Interest in Winthrop Growth Investors 1 Limited Partnership, dated September 30, 2004.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                WINTHROP GROWTH INVESTORS I LIMITED
                                   PARTNERSHIP
                                (a Massachusetts Limited Partnership)


                                By: AIMCO/Winthrop Growth Investors 1 GP, LLC
                                    Managing General Partner


                                By: /s/Martha L. Long
                                    Martha L. Long
                                    Senior Vice President


                              Date: October 5, 2004

                                                                    EXHIBIT 3.4



                                  AMENDMENT TO
               WINTHROP GROWTH INVESTORS 1 LIMITED PARTNERSHIP
                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP


      This Amendment ("Amendment") is effective as of the 30th day of September 2004 (the "Effective Date"), and is entered into by Two Winthrop Properties, Inc., a Massachusetts corporation and Linnaeus-Lexington Associates Limited Partnership (collectively, the "Withdrawing General Partners"), the limited partners of Winthrop Growth Investors 1 Limited Partnership, a Massachusetts limited partnership (the "Partnership"), and AIMCO/Winthrop Growth Investors 1 GP, LLC, a Delaware limited liability company (the "New General Partner"), with reference to the following:

A. The Partnership was formed as a limited partnership under the laws of the Commonwealth of Massachusetts on June 17, 1983. The Partnership's business and operations are governed by that certain Amended and Restated Agreement of Limited Partnership, dated as of May 11, 1984 (the "Partnership Agreement"), which is being amended by this Amendment. Capitalized terms used in this Amendment shall, unless otherwise defined herein, have the same meanings ascribed to them in the Partnership Agreement.

B. Section 11.1 of the Partnership Agreement grants to the Withdrawing General Partners the authority and power of attorney to amend the Partnership Agreement to reflect the withdrawal of the Withdrawing General Partners and the admission of a successor general partner.

C. The Withdrawing General Partners pursuant to the Partnership Agreement desires to amend the Partnership Agreement and enter into this Amendment to provide for, among other things, (i) the withdrawal of the Withdrawing General Partners as general partners of the Partnership and (ii) the appointment of the New General Partner as the Managing General Partner of the Partnership.

      NOW, THEREFORE, the Partnership Agreement is hereby amended as follows:

1. The Withdrawing General Partners hereby withdraw as the General Partners of the Partnership, and the New General Partner is hereby admitted as the Managing General Partner of the Partnership. The Withdrawing General Partners have no further right to participate in the management or operation of the Partnership or to receive future allocations of profits and losses, any distributions from the Partnership or any other funds or assets of the Partnership, nor are the Withdrawing General Partners entitled to receive or to be paid by the Partnership any further payments of fees (including fees which were earned but were unpaid) or to be repaid any outstanding advances or loans made by it to the Partnership. As between the Withdrawing General Partners and the New General Partner, the rights of the Withdrawing General Partners to receive or to be paid such allocations, distributions, funds, assets, fees or repayments is reallocated to the New General Partner as of July 1, 2004.

2. The defined term "Managing General Partner" is deleted in its entirety and replaced with the following:

            "Managing General Partner" means AIMCO/Winthrop Growth Investors 1 GP, LLC, a Delaware limited liability company, in its capacity as a General Partner, so long as it shall be a General Partner, and thereafter shall mean such Person as shall be admitted to the Partnership as a successor General Partner, in its capacity as such, to AIMCO/Winthrop Growth Investors 1 GP, LLC, or any successor to the Interest of AIMCO/Winthrop Growth Investors 1 GP, LLC, or a General Partner who becomes Managing General Partner pursuant to
            Section 8.1.A.

3. The defined term General Partner is deleted in its entirety and replaced with the following:

            "General Partner" means the Managing General Partner.

4. Schedule A to the Partnership Agreement is hereby amended by replacing (a) Two Winthrop Properties, Inc. and its address and (b) Linnaeus-Lexington
Associates  Limited  Partnership  and its  address  with  AIMCO/Winthrop  Growth
Investors 1 GP, LLC, 4582 South Ulster Street Parkway, Suite 1100, Denver Colorado, 80237.

5. The partners of the Partnership hereby elect to continue the Partnership, notwithstanding the withdrawal of the Withdrawing General Partners.

6. This Amendment may be signed in any number of counterparts, each of which shall be an original for all purposes, but all of which taken together shall constitute only one agreement. The production of any executed counterpart of this Amendment shall be sufficient for all purposes without producing or accounting for any other counterpart thereof.

7. The Partners shall execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Amendment.

8.  This  Amendment   shall  be  governed  by  and  construed  as  to  validity, enforcement, interpretations, construction, effect and in all other respects by the internal laws of the Commonwealth of Massachusetts.

9. If any provision or provisions herein are determined to be invalid or contrary to any existing or future law, such provisions shall be deemed void and of no effect and such invalidity shall not impair the operation of or affect those portions of this Amendment which are valid.

10. Except as set forth above, all of the terms and provisions of the Partnership Agreement remain unmodified and in full force and effect.



              [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Amendment has been duly executed as of the Effective Date.


WITHDRAWING GENERAL PARTNERS:        Two Winthrop Properties, Inc.


                                    By:     /s/Peter Braverman
                                    Name:   Peter Braverman
                                    Title:  Executive Vice President


                                     Linneaus-Lexington Associates Limited
                                                Partnership

                                     By:  Winthrop Financial Associates, A
                                          Limited Partnership, General Partner


                                    By:     /s/Peter Braverman
                                    Name:   Peter Braverman
                                    Title:  Executive Vice President


NEW GENERAL PARTNER:                 AIMCO/Winthrop Growth Investors 1 GP, LLC,
                                     a Delaware limited liability company

                                     By: AIMCO Properties, L.P., Sole Member

                                         By: AIMCO-GP, Inc., General Partner


                                    By:     /s/Martha L. Long
                                    Name:   Martha L. Long
                                    Title:  Senior Vice President


LIMITED PARTNERS:                    By:  Two Winthrop Properties, Inc.,
                                          Attorney-In-Fact for the Limited
                                          Partners of Winthrop Growth Investors
                                          1 Limited Partnership


                                    By:     /s/Peter Braverman
                                    Name:   Peter Braverman
                                    Title:  Executive Vice President

EXHIBIT 3.5


                WINTHROP GROWTH INVESTORS 1 LIMITED PARTNERSHIP

                           CERTIFICATE OF AMENDMENT TO
                         THE SECOND AMENDED AND RESTATED
                       CERTIFICATE OF LIMITED PARTNERSHIP

      The undersigned general partner of WINTHROP GROWTH INVESTORS 1 LIMITED PARTNERSHIP, a partnership organized under the laws of the Commonwealth of Massachusetts, hereby duly executes this Certificate of Amendment to the Second Amended and Restated Certificate of Limited Partnership, which is being filed with the Secretary of Commonwealth of the Commonwealth of Massachusetts in accordance with the Massachusetts Uniform Limited Partnership Act.

1. The name of the limited partnership is Winthrop Growth Investors 1 Limited Partnership (the "Partnership").

2. The Partnership's Certificate of Limited Partnership dated June 17, 1983 was filed on June 20, 1983 and was subsequently amended and restated by the Amended and Restated Certificate of Limited Partnership dated and filed May 11, 1984 and the Second Amended and Restated Certificate of Limited Partnership dated and filed June 29, 1989.

3. Two Winthrop Properties, Inc. and Linnaeus-Lexington Associates Limited Partnership have withdrawn as general partners of the Partnership. In substitution of Two Winthrop Properties, Inc. and Linnaeus-Lexington Associates Limited Partnership, AIMCO/Winthrop Growth Investors 1 GP, LLC, a Delaware limited liability company, has been admitted as the new sole general partner of the Partnership.

4. Except as amended and modified by this Certificate of Amendment, all other terms of the Second Amended and Restated Certificate of Limited Partnership of the Partnership shall remain unchanged.



                        [SIGNATURE PAGE ATTACHED HERETO]

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Second Amended and Restated Certificate of Limited Partnership as of the 30th day of September 2004.



                                    Withdrawing General Partners

                                    Two Winthrop Properties, Inc.



                                    By:   /s/Peter Braverman
                                    Name: Peter Braverman
                                    Title:Executive Vice President



                                    Linneaus-Lexington Associates Limited
                                   Partnership

                                    By:   Winthrop Financial Associates, A
                                          Limited Partnership, General Partner



                                    By:   /s/Peter Braverman
                                    Name: Peter Braverman
                                    Title:Executive Vice President


                                    New General Partner

                                    AIMCO/WINTHROP GROWTH Investors 1 GP, LLC

                                    By:   AIMCO Properties, L.P.,
                                          Sole Member

                                          By:   AIMCO-GP, Inc.,
                                                General Partner



                                    By:   /s/Martha L. Long
                                    Name: Martha L. Long
                                    Title:Senior Vice President

EXHIBIT 10.22



                               PURCHASE AGREEMENT

      PURCHASE AGREEMENT (this "Agreement"), dated as of October __, 2004, among Linnaeus-Lexington Associates Limited Partnership ("Linnaeus"), and AIMCO/Winthrop Growth Investors 1 GP, LLC, a Delaware limited liability company ( "AIMCO").

                              W I T N E S S E T H:

      WHEREAS, Linnaeus holds a 3.75% general partner interest (the "Partnership Interest") in Winthrop Growth Investors 1 Limited Partnership, a Massachusetts limited partnership (the "Partnership");

      WHEREAS, Linnaeus desires to sell to AIMCO, and AIMCO desires to acquire from Linnaeus, the Partnership Interest, all upon the terms and conditions set forth herein;

      WHEREAS, AIMCO also a general partner of the Partnership and as such may acquire the Partnership Interest without any further partner consents.

      NOW, THEREFORE, in consideration of the foregoing premises and of the mutual agreements and other good and valuable consideration hereinafter set forth, the parties hereto, intending to be legally bound, do hereby agree as follows:

                                 Article First
                                SALE OF INTEREST

1.1 Sale of Partnership Interests. Linnaeus hereby sells to AIMCO, and AIMCO hereby purchases from Linnaeus, the Partnership Interests.

1.2 Consideration. In exchange for the sale of the Partnership Interests to AIMCO, AIMCO shall pay to Linnaeus in immediately available funds $1,022,000.

1.3 Effective Date. The parties agree that the transfer of the Partnership Interest shall be effective as between Linnaeus and AIMCO and for the purpose of receiving Partnership distributions as of October 1, 2004.

                                 Article Second
                  Representations and Warranties OF LINNAEUS

      Linnaeus hereby represents and warrants to AIMCO that:

2.1 Organization; Good Standing. Linnaeus is duly formed, validly existing and in good standing under the laws of the state of its formation. Linnaeus has the requisite partnership power and authority to conduct its business in the manner now conducted.

2.2 Authorization and Enforceability. Linnaeus has all requisite power and authority to execute, deliver and perform this Agreement. Linnaeus has taken all necessary proceedings to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Linnaeus, and this Agreement constitutes the legal, valid and binding obligation of Linnaeus enforceable as to it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance and other similar laws of general application relating to or affecting the rights of creditors.

2.3 Ownership of the Partnership Interest. Good title to the Partnership Interest is owned by Linnaeus free and clear of all pledges, security interests, liens, charges, encumbrances, restrictions and claims of every kind other than the liabilities and obligations applicable to the ownership of the Partnership Interest as set forth in the partnership agreement of the Partnership.

2.4 No Conflict. The execution, delivery and performance of this Agreement does not conflict with or result in any breach of any of the terms, conditions or provisions of, or (with or without the giving of notice or the passage of time or both) constitute a default under the limited partnership agreement of the Partnership ("Partnership Agreement"), the organizational documents of Linnaeus or any indenture, lease agreement or other material instrument to which Linnaeus is a party or by which the Partnership Interest is bound, or violate any provision of any law or regulation applicable to Linnaeus.

2.5 Approvals and Consents. No consent, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal, domestic or foreign, is required by Linnaeus in connection with the execution, delivery and performance of this Agreement.

2.6 Litigation. There is no litigation pending, or to Linnaeus' knowledge threatened, that questions the validity of this Agreement or that, if adversely determined, could reasonably be expected to have a material adverse effect on the ability of Linnaeus to perform its obligations under this Agreement or on the Partnership Interest, and there is not in existence any judgment that could reasonably be expected to have a material adverse effect on the ability of Linnaeus to perform its obligations under this Agreement or on the Partnership Interest.

2.7 No Rights to Purchase Partnership Interests. Except for affiliates of AIMCO, no person, firm, corporation or other entity has any right or option to purchase or otherwise acquire all or any part of the Partnership Interest.

2.8 No Brokers or Other Fees. No broker, finder or investment banker is entitled to any brokerage, finder or other fee or commission in connection with the transactions contemplated by this Agreement.

2.9 FIRPTA. In order to induce AIMCO to waive the requirement of withholding tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), Linnaeus represents and warrants that (a) it is a United States citizen, (b) it is not a foreign person for purposes of Section 1445 of the Internal Revenue Code, and (c) its correct and complete Taxpayer Identification Number is set forth below its signature hereon.

                                 Article Third
                    Representations and Warranties of AIMCO

      AIMCO hereby represents and warrants to Linnaeus that:

3.1 Organization; Good Standing. AIMCO is duly organized, validly existing and in good standing under the laws of the state of its formation. AIMCO has the requisite power and authority to conduct its business in the manner now conducted.

3.2  Authorization  and  Enforceability.  AIMCO  has  all  requisite  power  and authority to execute, deliver and perform this Agreement. All necessary proceedings of AIMCO have been taken to authorize the execution, delivery and
performance  of  this  Agreement  and  the   consummation  of  the  transactions
contemplated hereby. This Agreement has been duly authorized, executed and delivered by AIMCO and, upon this Agreement constitutes the legal, valid and binding obligation of AIMCO enforceable as to it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance and other similar laws of general application relating to or affecting the rights of creditors.

3.3 No Conflict. The execution, delivery and performance of this Agreement does not conflict with or result in any breach of any of the terms, conditions or provisions of, or (with or without the giving of notice or the passage of time or both) constitute a default under the organizational documents of AIMCO or violate any provision of any law or regulation applicable to AIMCO.

3.4 Approvals and Consents. No consent, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal, domestic or foreign, is required by AIMCO in connection with the execution, delivery and performance of this Agreement.

3.5 Litigation. There is no litigation pending, or to AIMCO's knowledge threatened, that questions the validity of this Agreement or that, if adversely determined, could reasonably be expected to have a material adverse effect on the ability of AIMCO to perform its obligations under this Agreement, and there is not in existence any judgment that could reasonably be expected to have a material adverse effect on the ability of AIMCO to perform its obligations under this Agreement.

3.6 No Brokers or Other Fees. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement.

                                 Article Fourth
                               lINNAEUS DELIVERIES

      Simultaneously herewith, Linnaeus shall deliver, or cause to be delivered to AIMCO, each of the following instruments, documents or certificates.

4.1 Assignment and Amendment. An Assignment and Assumption Agreement ("Assignment and Assumption Agreement") with respect to the Partnership Interest, as well as an amendment to the Partnership Agreement reflecting the withdrawal of Linnaeus, and the admission of AIMCO as limited partner ("Amendment"), in form and substance reasonably satisfactory to both parties.

4.2 Other Documents. Such other documents, instruments or agreements which Linnaeus is required to deliver to AIMCO hereunder or which AIMCO may, either at or subsequent to the date hereof, deem reasonably necessary or desirable in order to consummate the transactions contemplated hereby, or better to vest in AIMCO title to the Partnership Interest.

                                 Article Fifth
                                AIMCO DELIVERIES

      Simultaneously herewith, AIMCO shall deliver, or cause to be delivered to Linnaeus, each of the following instruments, documents or certificates:

5.1 Assignment and Amendment. Duly executed counterparts of the Assignment and Assumption Agreement and the Amendment.

5.2   Purchase Price.  The Purchase Price in immediately available funds.

5.3 Other Documents. Such other documents, instruments or agreements which AIMCO is required to deliver to Linnaeus hereunder or which Linnaeus may, either at or subsequent to the date hereof, deem reasonably necessary or desirable in order to consummate the transactions contemplated hereby.

                                 Article Sixth
                                    Survival

6.1 Survival of Representations and Warranties. Except as otherwise provided herein, the representations and warranties contained in this Agreement shall survive the Closing for a period ending on the first anniversary of the Closing Date; except that the representations and warranties set forth in Section 2.3 hereof shall survive until the expiration of the applicable statute of limitations. No party shall be entitled to assert a claim with respect to a breach of a representation or warranty unless notice of such assertion (describing the basis therefor in reasonable detail to the extent then known) is given no later than the applicable date on which the representation or warranty with respect to which the claim is being made expires in accordance with the foregoing.

                                Article Seventh
                                  Miscellaneous

7.1 Notices. Any and all notices or other communications required or permitted to be given hereunder shall be in writing and shall be sent by hand, by telecopy (confirmed by delivery by another method permitted hereunder), by U. S. mail or by Federal Express or other similar overnight courier addressed as follows:

      If to AIMCO:            AIMCO Properties, L.P.
                        Stanford Place 3
                        4582 South Ulster Parkway
                        Suite 1100
                        Denver, CO 80237
                        Attention: Derek McCandless, Esq.
                        Fax:        (303) 300-3296


      With a copy to:   Powell, Goldstein, Frazer & Murphy LLP
                        191 Peachtree Street, N.E.
                        16th Floor
                        Atlanta, Georgia 30303
                        Attention:  Greg Chait, Esq.
                        Fax:        (404) 572-6999

      If to Linnaeus:Linnaeus-Lexington Associates Limited Partnership


                                   Attention:
                                      Fax:

      With a copy to:   Post Heymann and Koffer, LLP
                        200 Jericho Plaza
                        Wing A
                        Jericho, NY 11753
                         Attention: David Heymann, Esq.
                        Fax:        (516) 433-2777

Notices shall be deemed given upon receipt or refusal to accept delivery. Each party shall promptly notify the other parties of any change in its address by notice given as provided in this Section 7.1.

7.2 No Modification Except in Writing. This Agreement shall not be changed, modified, or amended except by a writing signed by the party to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

7.3 Further Assurances. Each of the parties hereto hereby agrees to execute and deliver all such further documents and take all such further actions as shall be necessary, desirable or expedient to consummate the transactions contemplated hereby. Linnaeus further agrees to cooperate in completing files or taking such other action with respect to the Partnerships that may be reasonably requested by AIMCO and that should have been taken by Linnaeus prior to the Closing Date.

7.4 Entire Agreement. This Agreement, together with the Schedules hereto, sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature among them.

7.5 Severability. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected unless the provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

7.6 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but shall not confer any benefit upon any person or entity other than the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by either party hereto without the prior written consent of the other except that this Agreement may be assigned to an affiliated entity of AIMCO Properties, L.P., provided that AIMCO Properties, L.P. remains responsible for the obligations of that entity under this Agreement. AIMCO Properties, L.P. may designate one or more affiliated entities to be the designated transferee of any of the Partnership Interests.

7.7 Governing Law; Service of Process. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof. AIMCO and Linnaeus hereby waive personal service of any and all process upon it and consent that all such service of process may be made by registered or certified mail (return receipt requested) directed to AIMCO or Linnaeus, as the case may be, at its address set forth herein and service so made shall be deemed to be completed three (3) days after the same shall have been so deposited in the U.S. mail.

7.8 Captions. The captions appearing in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope and intent of this Agreement or any of the provisions hereof.

7.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

      IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the day and year first above written.

                                    Linnaeus-Lexington Associates Limited
                                   Partnership
                                    Tax ID No.


                                    By:      /s/Peter Braverman
                                    Name:    Peter Braverman
                                    Title:   Executive Vice President



                                    AIMCO/Winthrop Growth Investors 1 GP, LLC

                                    By:  AIMCO Properties, L.P., Sole Member

                                         By:  AIMCO-GP, Inc., General Partner


                                    By:       /s/Martha L. Long
                                    Name:     Martha L. Long
                                    Title:   Senior Vice President

                                                                   EXHIBIT 10.23


                          ASSIGNMENT AND ASSUMPTION OF
                           GENERAL PARTNER INTEREST IN
                WINTHROP GROWTH INVESTORS 1 LIMITED PARTNERSHIP


      Pursuant to the Purchase Agreement between Two Winthrop Properties, Inc. (Assignor"), AIMCO Properties, L.P. ("AIMCO Properties"), and AIMCO/Winthrop Growth Investors 1 GP, LLC ("Assignee"), dated as of December 1, 2003, Assignor, for common limited partnership units of AIMCO Properties, hereby sells, assigns and transfers to Assignee, all of the right, title and interest of Assignor in and to the general partner ("General Partner") interest in Winthrop Growth Investors 1 Limited Partnership, a Massachusetts limited partnership (the "Partnership"), including, without limitation, all rights in, and claims to, any voting rights, rights to be substituted as the General Partner of the Partnership, profits and losses of the Partnership, cash distributions and other benefits of any nature whatsoever distributable or allocable to the General Partner under the Partnership's agreement of limited partnership, as amended, and applicable law.

      Assignee hereby accepts the assignment and assumes and agrees to observe and perform all of the duties, obligations, terms, provisions and covenants, and to pay and discharge all of the liabilities of the General Partner to be observed, performed, paid or discharged from and after the date hereof.

      Pursuant to the Allocation Agreement, dated as of December 1, 2003, between First Winthrop Corporation, AIMCO Properties, L.P., and certain of their affiliates, as amended by Amendment No. 1 to Allocation Agreement, the parties hereto agree that the transfers of the General Partner interest shall be effective - as between First Winthrop Corporation and Assignor together with their affiliates and AIMCO Properties, L.P. and Assignee together with their affiliates and for the purposes of receiving partnership distributions - as of July 1, 2004.

      In addition, Assignor authorizes and requests the Partnership and its general partners to take any and all acts as may be required to effect the transfer of the General Partner interest to Assignee and to admit Assignee as a substitute General Partner of the Partnership and to reflect the admission of Assignee and the withdrawal of Assignor as General Partner of the Partnership.



               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption as of this 30th day of September 2004.

                                    TWO WINTHROP PROPERTIES, INC.


                                    By:      /s/Peter Braverman
                                    Name:    Peter Braverman
                                    Title:   Executive Vice President


                                    AIMCO/WINTHROP GROWTH Investors 1 GP, LLC

                                    By: AIMCO Properties, L.P.,
                                          Sole Member

                                    By: AIMCO-GP, Inc.,
                                         General Partner

                                    By:      /s/Martha L. Long
                                    Name:    Martha L. Long
                                    Title:   Senior Vice President

                                                                   Exhibit 10.24

                          ASSIGNMENT AND ASSUMPTION OF
                           GENERAL PARTNER INTEREST IN
                WINTHROP GROWTH INVESTORS 1 LIMITED PARTNERSHIP


      Pursuant to the Purchase Agreement between Linnaeus-Lexington Associates Limited Partnership (Assignor") and AIMCO/Winthrop Growth Investors 1 GP, LLC ("Assignee"), dated as of September 30, 2004, Assignor, for $1,022,000, hereby sells, assigns and transfers to Assignee, all of the right, title and interest of Assignor in and to the associate general partner ("General Partner") interest in Winthrop Growth Investors 1 Limited Partnership, a Massachusetts limited partnership (the "Partnership"), including, without limitation, all rights in, and claims to, any voting rights, rights to be substituted as the General Partner of the Partnership, profits and losses of the Partnership, cash distributions and other benefits of any nature whatsoever distributable or allocable to the General Partner under the Partnership's agreement of limited partnership, as amended, and applicable law.

      Assignee hereby accepts the assignment and assumes and agrees to observe and perform all of the duties, obligations, terms, provisions and covenants, and to pay and discharge all of the liabilities of the General Partner to be observed, performed, paid or discharged from and after the date hereof.

      In addition, Assignor authorizes and requests the Partnership and its general partners to take any and all acts as may be required to effect the transfer of the General Partner interest to Assignee and to admit Assignee as a substitute General Partner of the Partnership and to reflect the admission of Assignee and the withdrawal of Assignor as General Partner of the Partnership.



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


      IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption as of this 30th day of September 2004.

                                    LINNAEUS-LEXINGTON ASSOCIATES LIMITED
                                   PARTNERSHIP

                                    By: Winthrop Financial Associates, A
                                    Limited Partnership, its general partner


                                    By:      /s/Peter Braverman
                                    Name:    Peter Braverman
                                    Title:   Executive Vice President


                                    AIMCO/WINTHROP GROWTH Investors 1 GP, LLC

                                    By: AIMCO Properties, L.P.,
                                   Sole Member

                                    By: AIMCO-GP, Inc.,
                                         General Partner

                                    By:      /s/Martha L. Long
                                    Name:    Martha L. Long
                                    Title:   Senior Vice President